Income Taxes	6 Months Ended
Jun. 30, 2024
Income Taxes [Abstract]
INCOME TAXES

8. INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Singapore

The Company is subject to corporate income tax for its business operation in Singapore. Tax on corporate income is imposed at a flat rate of 17%.

Hong Kong

Ableview Brands, Ableview Management, and Able View are incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate for the first HKD$2 million of assessable profits is 8.25% and assessable profits above HKD$2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019. Before that, the applicable tax rate was 16.5% for corporations in Hong Kong.

PRC

Weitong, Beijing Jingyuan, Shanghai Jingyue, Shanghai Jinglu, Shanghai Jingnan, Zhejiang Jingxiu and CSS Shanghai are subject to PRC Corporate Income Tax (“CIT”) on the taxable income in accordance with the relevant PRC income tax laws. Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%.

Beijing Jingyuan, Shanghai Jinglu, Shanghai Jingnan, Zhejiang Jingxiu and CSS Shanghai are qualified as small and micro-sized enterprises (“SMEs”) in the year ended December 31, 2023. In accordance with the implementation rules of EIT Law, SMEs are entitled to a 75% reduction on the EIT rate of 20% for the first RMB3,000,000 taxable income, and no reduction for the remaining taxable income for the six months ended June 30, 2024 and 2023.

The components of the (loss) income before income taxes are as follows:

	For the Six Months Ended June 30,
	2024	2023
PRC subsidiaries	$(7,311,120)	$(1,115,363)
Hong Kong and Cayman subsidiaries	(1,489,911)	7,833,698
Singapore subsidiary	7,471	(46,944)
	$(8,793,560)	$6,671,391

For the six months ended June 30, 2024 and 2023, the income tax benefits (expenses) were comprised of the following:

	For the Six Months Ended June 30,
	2024	2023
Current income tax expense	$(97,184)	$(1,321,854)
Deferred income tax benefits	2,554,865	299,220
	$2,457,681	$(1,022,634)

Deferred tax assets and deferred tax liabilities as of June 30, 2024 and December 31, 2023 consist of the following:

	June 30, 2024	December 31, 2023
Deferred tax assets:
Net operating losses carryforwards	$3,408,471	$2,338,356
Excess advertising expenses	355,755	—
Impairment of inventories	1,102,932	—
Operating lease liabilities	347,319	441,462
Total deferred tax assets, gross	5,214,477	2,779,818
Less: valuation allowance	(28,342)	(30,410)
	$5,186,135	$2,749,408
Deferred tax liabilities
Operating lease right-of-use assets	$353,059	$420,137
	$353,059	$420,137

Movement of valuation allowance of deferred tax assets for the six months ended June 30, 2024 and 2023 were as the following:

	For the Six Months Ended June 30,
	2024	2023
Opening balance	$30,410	$81,232
Reversal	(2,068)	(3,966)
Ending balance	$28,342	$77,266

As of June 30, 2024, the Company had net operating loss carrying forwards of $13,284,211 from the Company’s PRC subsidiaries, which will expire from calendar years 2028 through 2029, if not utilized. As of June 30, 2024, the Company had net operating loss carrying forwards of $1,286,616 from the Company’s Hong Kong subsidiaries, which will be carried forward indefinitely to offset future profits of the Company’s Hong Kong subsidiaries. As of June 30, 2024, the Company had net operating loss carrying forwards of $167,748 from the Company’s Singapore subsidiary, which will be carried forward indefinitely to offset future profits of the Company’s Singapore subsidiary. The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under applicable tax law. The Company reviews deferred tax assets for a valuation allowance based upon whether it is more likely than not that the deferred tax asset will be fully realized. As of June 30, 2024 and December 31, 2023, valuation allowance of $28,342 and $30,410 was provided against deferred tax assets arising from net operation losses carryforwards as the Company assessed that it was more likely than not that that the net operating losses would not be fully utilized before expiration.

The Company operates its business through its subsidiaries. The Company does not file consolidated tax returns, therefore, losses from individual subsidiaries may not be used to offset other subsidiaries’ earnings within the Company. Valuation allowance is considered on each individual subsidiary basis.

Uncertain tax positions

In October 2024, Able View Brands (“Brands”) received a comment letter from Hong Kong IRS regarding certain deductible expenses claimed in its annual tax return for the year of 2023. Such expenses were related to intra-group services provided to Brands by certain PRC subsidiaries. Brands is in the process of preparing a response letter to provide supporting evidence to Hong Kong IRS. The deadline for the response is January 25, 2025, after which day the Hong Kong IRS may review the evidence and determine if, and to what extent, the aforementioned expenses can be approved for tax deduction. Based on information available up to date, the Company cannot reasonably assess the outcome of Hong Kong IRS’s review result. Therefore, the financial impact of this matter, if any, cannot be reasonably estimated at present.

Other than the above, as of June 30, 2024 and December 31, 2023, the Company did not have any unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months. For the six months ended June 30, 2024 and 2023, the Company did not incur any interest and penalties related to potential underpaid income tax expenses.

As of June 30, 2024, the tax years ended December 31, 2019 through 2023 for the Company’s subsidiaries in the PRC are generally subject to examination by the PRC tax authorities. The tax years ended December 31, 2020 through 2023 for the Company’s subsidiary in the Singapore is generally subject to examination by the Singapore tax authorities. The tax years ended December 31, 2018 through 2023 for the Company’s subsidiaries in Hong Kong are generally subject to examination by the Hong Kong tax authorities.